UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                    --------

                                  CURENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

             Date of Report (Date of earliest reported) May 4, 2004.


                       MAGNUS INTERNATIONAL RESOURCES INC.
                       -----------------------------------
             (Exact name of registrant as specified in its chapter)


           Nevada                      333-74992                 98-0351859
           ------                      ---------                 ----------
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation                File Number)           Identification No.)

2206 - 950 Cambie St. Vancouver, British Columbia, Canada          V6B 5X6
---------------------------------------------------------          -------
        (Address of principal executive offices)                 (Zip Code)




Registrant's telephone number, including area code   (604) 694-1432
                                                     --------------


                           Gravity Spin Holdings, Inc.
                           ---------------------------
          (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS
---------------------

Pursuant to Form 8-K, General Instructions F, the registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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Exhibit No.          Description
-----------          -----------
Exhibit 99.1         Press Release dated May 4, 2004.



                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 4, 2004

                                            MAGNUS INTERNATIONAL RESOURCES INC.


                                            By:      /s/ Graham Taylor
                                               ----------------------------
                                            Name:    Graham Taylor
                                            Title:   President

                                  EXHIBIT INDEX
                                  -------------


Number          Exhibit                                  Sequential Page Number
------          -------                                  ----------------------
 99.1           Press Release dated May 4, 2004                     4